                                                                    Exhibit 99.6

                              TERM PROMISSORY NOTE

Up to U.S.$1,000,000                                             March 28, 2003

         FOR VALUE RECEIVED, the undersigned, DIGILOG, INC., a Pennsylvania corporation ("Debtor"), hereby promises to pay to the order of Alethea Limited Partnership, a Delaware limited partnership with an address located at 4193 Las Palmas Way, Sarasota, Florida 34238 (together with any subsequent holder hereof, the "Holder"), the principal sum of up to ONE MILLION and NO/100 UNITED STATES DOLLARS (U.S.$1,000,000) and in such exact aggregate amount as shall be advanced by Holder and notated on Schedule A attached hereto, together with interest accrued on the principal amount outstanding from time to time under this Term Promissory Note (the "Note").

         This Note is issued pursuant to, and is the Note referred to, in that certain Line of Credit Agreement dated of even date herewith by and between Debtor and Holder (the "Line of Credit Agreement"), and is entitled to all of the benefits, and subject to all of the terms and conditions, contained therein. By this reference to the Line of Credit Agreement, all of such terms and conditions shall be deemed incorporated hereby as if set forth in full herein. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Line of Credit Agreement.

         Interest shall accrue and be payable under this Note at such times and at such rate as are set forth in the Line of Credit Agreement. All principal sums outstanding hereunder, together with all interest accrued and unpaid in respect thereof, shall be due and payable in full on the first anniversary of the date hereof (the "Maturity Date") except to the extent accelerated pursuant to the terms of the Line of Credit Agreement.

         All advances and repayments hereunder shall be made in lawful money of the United States of America in immediately available funds to an account indicated by the applicable party. As further described in the Line of Credit Agreement, Holder shall be responsible for notating on Schedule A hereto the amounts of each advance and repayment of funds made hereupon, and the dates thereof, which amounts shall be conclusive in the absence of manifest error.

         The obligations represented by this Note shall be (1) guaranteed pursuant to the terms of a certain Guarantee in the form of Exhibit B to the Line of Credit Agreement, given as of the date hereof by Numerex Corp. to the Lender, and (2) secured pursuant to the terms of a certain Security and Pledge Agreement entered into as of the date hereof between Debtor, Holder and Numerex Corp., in the form of Exhibit C to the Line of Credit Agreement.

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         The Line of Credit Agreement contains, among other things, provisions specifying all events of default, acceleration of balances due and restrictions on repayments hereunder. Failure to pay this Note promptly when due shall entitle Holder to exercise any remedies specified in the Line of Credit Agreement, the Guarantee, the Security and Pledge Agreement, or that may be otherwise available at law or in equity. Debtor agrees to save and hold Holder harmless against all liabilities, costs and expenses (including attorneys' fees) incurred in connection with the enforcement of Holder's rights under this Note or the Line of Credit Agreement.

         No provision of this Note may be amended or waived unless in writing and consent to by Holder. Debtor may not assign or otherwise transfer any of its obligations under this Note. This Note may be assigned by Holder to any person without the prior written consent of Debtor.

         This Note shall be governed by and construed in accordance with the laws of the State of Florida without regard to the conflict of law principles thereof.

         DEBTOR EXPRESS AND IRREVOCABLY CONSENTS THAT ANY LEGAL ACTION OR PROCEEDING AGAINST IT UNDER, ARISING OUT OF, OR IN ANY MANNER RELATING TO THIS NOTE SHALL BE BROUGHT IN THE STATE OR DISTRICT COURTS OF THE STATE OF FLORIDA, AND THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN ANY SUCH SUIT OR ACTION BY SERVICE OF PROCESS AS PROVIDED BY FLORIDA LAW. DEBTOR, BY ITS EXECUTION AND DELIVERY OF THIS NOTE, EXPRESSLY AND IRREVOCABLY CONSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDING AND HEREBY EXPRESSLY AND IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION, CLAIM OR DEFENSE IN ANY SUCH ACTION OR PROCEEDING BASED ON ANY ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS OR ANY SIMILAR BASIS. EACH OF HOLDER AND DEBTOR AGREES THAT FINAL JUDGMENT IN ANY SUCH CIVIL SUIT OR ACTION SHALL BE CONCLUSIVE AND BINDING UPON IT AND SHALL BE ENFORCEABLE AGAINST IT BY SUIT UPON SUCH JUDGMENT IN ANY COURT OF COMPETENT JURISDICTION.

         HOLDER AND DEBTOR KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVE THE RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION, WHETHER IN CONTRACT OR TORT, AT LAW OR EQUITY, BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE. THIS PROVISION IS A MATERIAL INDUCEMENT FOR HOLDER AGREEING TO ACQUIRE THIS NOTE. FURTHER, HOLDER AND DEBTOR EACH HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF EITHER OF THEM, NOR THEIR RESPECTIVE COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT IT WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.

                  DEBTOR HEREBY EXPRESSLY WAIVES ANY PRESENTMENT, DEMAND, PROTEST OR NOTICE IN CONNECTION WITH THIS NOTE, AS ANY MAY BE NOW OR HEREAFTER REQUIRED BY APPLICABLE LAW.

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         IN WITNESS WHEREOF, this Note has been duly executed and delivered by the undersigned.

                                    DIGILOG, INC.

                                    By:    /s/ Michael Marrett
                                           -------------------------------------
                                    Name:  Michael Marrett

                                    Title: Vice President

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                                   SCHEDULE A

Type of Transaction                 Date of               Amount of              Net Total Principal
(Advance or Repayment)              Transaction           Transaction ($)        Outstanding ($)
----------------------              -----------           ---------------        ---------------
____________________                __________            $______________        $==============

____________________                __________            $______________        $==============

____________________                __________            $______________        $==============

____________________                __________            $______________        $==============

____________________                __________            $______________        $==============

____________________                __________            $______________        $==============

____________________                __________            $______________        $==============